Exhibit 99.2

Dole Food Company, Inc.

Earnings Call and Webcast Second Quarter 2012 July 19, 2012

1

Beth Potillo

Treasurer

2

Forward-Looking Statements

The information presented here contains “forward-looking statements,” within the meaning of the Private Securities Litigation

Reform Act of 1995 that involve a number of risks and uncertainties. Forward looking statements, which are based on management’s current expectations, are generally identifiable by the use of terms such as “may,” “will,” “expects,” “believes,” “intends,” “anticipates” and similar expressions. The potential risks and uncertainties that could cause actual results to differ materially from those expressed or implied herein include weather-related phenomena; market responses to industry volume pressures; product and raw materials supplies and pricing; energy supply and pricing; changes in interest and currency exchange rates; economic crises and security risks in developing countries; international conflict; and quotas, tariffs and other governmental actions. Further information on the factors that could affect Dole’s financial results is included in its SEC filings, including its Annual Report on Form 10-K.

3

David A. DeLorenzo

Chief Executive Officer

4

Q2 Adjusted EBITDA by Segment

($ millions)

$200 $150 $100 $50 $0

$132

24 16

104

$161

32 10

130

Packaged foods Fresh vegetables Fresh fruit

2012 2011

Fresh fruit decreased $26 million

- Lower banana pricing in North America partially offset by lower fruit costs from Latin America

- Lower shipping costs and G&A expenses in Europe due to restructuring initiatives partially offset unfavorable exchange rate comparisons

Fresh vegetables increased $6 million

- Packaged salads increased due to improved pricing, increasing retail volumes and lower costs

- Berries earnings increased due to berry acquisition

- Lower pricing impacted fresh-packed vegetables earnings – ($6) million impact

Packaged foods decreased $8 million

- Higher marketing expenditures in North America for new frozen fruit products

Note: Graph does not include Corporate 5

Fresh Fruit: Q2 2012 Review

Q2 Adjusted EBITDA of $104 million

North America

– Lower banana prices

– Partially offset by lower fruit costs in Latin America Europe

– Unfavorable exchange rates, partially offset by lower shipping and distribution costs as a result of restructuring activities Asia

– Markets generally stable

– Increased and delayed inspections by China of fruit imported from the Philippines

6

Fresh Vegetables: Q2 2012 Review

Packaged salad improvement continues Fresh berries earnings significantly higher

Fresh-packed vegetables

- Excess industry supply due to good weather still impacting commodity prices, but sequentially better than Quarter 1 Packaged salads

- Continued performance improvement

- Higher prices, better mix, increasing retail volumes

Fresh berries

- Higher earnings versus 2011 as a result of berry acquisition

7

Packaged Foods: Q2 2012 Review

Adjusted EBITDA of $24 million

Decrease of $8 million primarily due to national marketing campaign to support new products

Higher sales in frozen fruit due to new product introductions

FRUIT BOWL US $ Market Share

2012* 2011*

Fruit Bowls (#1) 48.4% 41.6%

Successful new product introductions

Dole Fruit Smoothie Shakers® Frozen Fruit Single-serve Cups Mrs. May’s and Dole Nutrition Plus

*Source: IRI Syndicated Data Total US for the second quarter ended June 16, 2012 and June 18, 2011

8

Joseph S. Tesoriero

Chief Financial Officer

Q2 2012 Revenues

$2,000 $1,500 $1,000 $500 $0

($ millions)

$1,718 291 289

1,138

2012

$1,915 272 259

1,384

2011

Packaged foods Fresh vegetables Fresh fruit

Fresh fruit down 18%; excluding divested European operations, down 4%

- Unfavorable currency movements in Europe

- Banana sales comparable as lower prices in North America offset by higher volumes in Europe and Asia

- Improved pricing for fresh pineapple and higher sales of other fresh fruit in Asia

Fresh vegetables up 11%

- Packaged salads up 5% due to higher pricing and fresh berries up 43% due to berry acquisition

- Fresh-packed vegetable pricing improving sequentially but still lower than last year

Packaged foods up 7%

- Higher pricing of packaged fruits worldwide

- Higher sales in frozen fruit driven by new product introductions

- Partially offset by lower volumes of packaged fruit products in North America and Europe

Note: Numbers may not foot due to rounding.

Q2 YTD 2012 Revenues

($ millions)

$4,000 $3,000 $2,000 $1,000 $0

$3,345 558 525

2,262

2012

$3,602 537 489

2,575

2011

Packaged foods Fresh vegetables Fresh fruit

Fresh fruit down 12%; excluding divested European operations, down 3%

- Unfavorable currency movements in Europe

- Banana sales comparable as lower prices in North America offset by higher volumes in Europe and Asia

- Higher sales of other fresh fruit in Asia and higher volumes for fresh pineapple in North America and Asia

Fresh vegetables up 7%

- Packaged salads up 3% due to higher pricing and fresh berries up 55% due to berry acquisition

- Lower pricing across all major fresh-packed vegetable product lines

Packaged foods up 4%

- Higher pricing of packaged fruits worldwide

- Higher sales in frozen fruit driven by new product introductions

- Partially offset by lower volumes of packaged fruit products worldwide

Note: Numbers may not foot due to rounding.

Q2 Adjusted EBITDA by Segment

($ millions)

$200 $150 $100 $50 $0

$132

24 16

104

2012

$161

32 10

130

2011

Packaged foods Fresh vegetables Fresh fruit

Fresh fruit decreased $26 million

- Lower banana pricing in North America partially offset by lower fruit costs from Latin America

- Lower shipping costs and G&A expenses in Europe due to restructuring initiatives partially offset unfavorable exchange rate comparisons

Fresh vegetables increased $6 million

- Packaged salads increased due to improved pricing, increasing retail volumes and lower costs

- Berries earnings increased due to berry acquisition

- Lower pricing impacted fresh-packed vegetables earnings – ($6) million impact

Packaged foods decreased $8 million

- Higher marketing expenditures in North America for new frozen fruit products

Note: Graph does not include Corporate 12

Q2 YTD Adjusted EBITDA by Segment

($ millions)

$300 $250 $200 $150 $100 $50 $0

$203

45 30

152

2012

$272

51 27

213

2011

Packaged foods Fresh vegetables Fresh fruit

Fresh fruit decreased $61 million

- Lower banana pricing in North America and higher fruit costs from Latin America

- Lower shipping costs and G&A expenses in Europe due to restructuring initiatives

Fresh vegetables increased $3 million

- Packaged salads increased due to improved pricing, increasing retail volumes and lower costs

- Berries earnings increased due to berry acquisition

- Lower pricing impacted fresh-packed vegetables earnings

Packaged foods decreased $6 million

- Higher marketing expenditures in North America for new frozen fruit products

- Higher product costs partially offset by higher pricing worldwide

Note: Graph does not include Corporate 13

Comparable Income from Continuing Ops.

($ millions, except per share data)

Per 10-Q Comparable Per 10-Q Comparable

Q2 2012 Adj Q2 2012 Q2 2011 Adj Q2 2011

Revenues, net $ 1,718.5 $ 1,718.5 $ 1,915.7 $ 1,915.7

Cost of products sold (1,484.1) 2.6 (1,481.5) (1,657.6) 2.3 (1,655.3)

Gross Margin 234.4 2.6 237.0 258.1 2.3 260.4

SMG&A expenses (136.3) 3.4 (132.9) (130.2) 2.1 (128.1)

Charges for restructuring (2.0) 2.0 — (5.9) 5.9 -

Gain on Asset Sales 2.0 (2.0) ——— -

Operating Income 98.1 6.0 104.1 122.0 10.3 132.3

Other, net 2.1 1.1 3.2 9.0 (4.3) 4.7

EBIT before disc. ops. 100.2 7.1 107.3 131.0 6.0 137.0

Interest expense (30.8) (30.8) (34.8) (34.8)

Earnings before taxes 69.4 7.1 76.5 96.2 6.0 102.2

Income taxes (3.9) (1.8) (5.7) (13.5) (0.1) (13.6)

Income from cont. ops., net $ 65.5 $ 5.3 $ 70.8 $ 82.7 $ 5.9 $ 88.6

Income from cont. ops. per share $ 0.74 $ 0.80 $ 0.94 $ 1.01

The line items presented here have been adjusted consistent with the purpose of calculating Comparable Income from continuing operations, and thus are non-GAAP measures.

Comparable Income from Continuing Ops.

($ millions, except per share data)

Per 10-Q Comparable Per 10-Q Comparable

Q2 YTD 2012 Adj Q2 YTD 2012 Q2 YTD 2011 Adj Q2 YTD 2011

Revenues, net $ 3,345.1 $ 3,345.1 $ 3,601.8 $ 3,601.8

Cost of products sold (2,939.9) 1.1 (2,938.8) (3,136.9) 2.2 (3,134.7)

Gross Margin 405.2 1.1 406.3 464.9 2.2 467.1

SMG&A expenses (263.6) 6.0 (257.6) (254.9) 3.2 (251.7)

Charges for restructuring (3.3) 3.3 — (8.7) 8.7 -

Gain on Asset Sales 6.2 (6.2) ——— -

Operating Income 144.5 4.2 148.7 201.3 14.1 215.4

Other, net 7.6 (1.6) 6.0 (27.8) 36.9 9.1

EBIT before disc. ops. 152.1 2.6 154.7 173.5 51.0 224.5

Interest expense (61.6) (61.6) (70.3) (70.3)

Earnings before taxes 90.5 2.6 93.1 103.2 51.0 154.2

Income taxes (7.8) (1.5) (9.3) (18.7) (0.4) (19.1)

Income from cont. ops., net $ 82.7 $ 1.1 $ 83.8 $ 84.5 $ 50.6 $ 135.1

Income from cont. ops. per share $ 0.94 $ 0.95 $ 0.96 $ 1.53

The line items presented here have been adjusted consistent with the purpose of calculating Comparable Income from continuing operations, and thus are non-GAAP measures.

Q&A

Appendix

Condensed Consolidated Statements of Operations

Revenues, net

Cost of products sold

Gross margin

Selling, marketing and general and administrative expenses

Charges for restructuring and long term receivables

Gain on asset sales Operating income

Other income (expense), net

Interest income

Interest expense

Income from continuing operations before income taxes and equity earnings 67,583

Income taxes (3,697)

Earnings from equity method investments 1.922

Income from continuing operations, net of income taxes 65538

Discontinued operations, net of income taxes

Net income 65539

Less: Net income attributable to noncontrolling interests (1.410)

Net income attributable to shareholders of Dole Food Company. Inc

Earnings per share — Diluted:

Income from continuing operations $ 0.74 $

Weighted Average common shares outstanding Diluted 8 8.311

June 16, 2012

{In thousands, except per share data}

$ 1.915.725 $ 3.345,065

(1,657,519) (2, 941,081)

258,206 403,984

June 18, 2011

$ 3,601,829 (3,136,862)

464,967

(254,963)

(8,702)

11

201,313 (35,014)

2,484 (70,307)

Quarter

Ended

June 16,

June 18,

2012

2011

Hall Year Ended

$ 1,718.455

1,485,322)

233,133

(135,082) (130,233) (262.394)

(1,938)

1,954

98,067

(1,492)

1,765

(30,757)

(5,947)

11

122,037

4,337

1,166

(134,837)

92,703

(13,516)

3,480

(3,269)

6,157

144,478

1,516

2,614

(61,693)

87,015

(7,826)

3,525

82,665 82,715

368

83,033

(32)

82,683

98,476 (18,658)

4,690

84,508

570

85,078 (2.272)

$ 82,806

(1,267) (2,187)

$ 64,129 $ 81,766 $ 80,496

0.94 $ 0.94 $ 0.96

88,122 88,303

88,102

Condensed Consolidated Balance Sheets

June 16, December 31,

2012 2011

(In thousands)

ASSETS

Cash and cash equivalents $ 94,116 $ 122,348

Restricted cash 555 6,230

Receivables net of allowances 772,308 685,094

Inventories 831,755 829,517

Prepaid expenses and other assets 71,252 65,331

Deferred income tax assets 27,459 26,184

Assets held-for-sale 21,588 75,641

Total current assets 1,819,033 1,810,345

Investments 100,374 99,469

Actively marketed land 74,814 74,814

Property, plant and equipment, net 896,237 910,729

Goodwill 413,966 418,113

Intangible assts, net 737,847 732,013

Other assts, net 269,263 225,839

Total assets 4,311,534 4,271,322

LIABILITIES AND EQUITY

Accounts payable $ 503,323 $ 452,049

Liabilities related to assets held-for-sale — 49,117

Accrued liabilities 526,384 541,730

Current portion of long-term debt. net 8,866 10,756

Notes payable 74,757 27,969

Total current liabilities 1,113,330 1,081,621

Long-term debt. net 220,951 1,641,112

Defferred income tax liabilities 496,489 181,677

Other long-term liabilities 928,823 818,421

Commitments and contingencies

Total equity

Total liabilities and equity $4,311,534 $4,271,322

Condensed Consolidated Statements of Cash Flows

Half Year Ended

June 16, June 18,

2012 2011

in thousands

Operating Activities $82,683 $85,078

Net income

Adjustments to reconcile net income to net cash used in operating activities:

Depreciation and amortization 48,531 47,396

Share-based compensation expense 5,654 3,997

Net (gains) losses on financial instruments 2,922 37,238

Asset write-offs and net (gain) loss on sale of assets (4,798) 4,222

Earning from equity method investments (3,525) (4,690)

Amortization of debt discounts and debt issuance costs 5,057 5,228

Provision for deferred income taxes 18,535 11,875

Pension and other postretirement benefit plan expense 10,313 11,656

Other 953 55

Changes in operating assets and liabilities 108,600 (125,088)

Cash flow provided by operating activities 57,725 76,969

Investing Activities

Cash received from sale of assets and business, net of cash disposed 24,898 7,996

Business acquisitions, net of cash acquired (15,253) —

Capital expenditures (34,250) (35,946)

Restricted cash and deposits 5,675 45,114

Other (716) (465)

Cash flow provided by (used in) investing activities 19,646 16,699

Financing Activities

Short-term debt borrowing (repayments) net 52,108 (3,310)

Long-term debt repayments net (94,316) (19,932)

Net proceeds from common stock option exercises — 312

Dividends paid to noncontrolling interests (851) (2,250)

Settlement of long-term Japanese yen hedge forwards (22,855) (2,212)

Cash flow used in financing activities (65,914) (27,392)

Effect of foreign currency exchange rate changes on cash (397) 2,461

Increase (decrease) in cash and cash equivalents (28,232) 68,737

Cash and cash equivalents at beginning of period 122,346 170,147

Cash and cash equivalents at end of period 94,116 238,884

Non-GAAP Financial Measures

Earnings before interest, taxes and discontinued operations (“EBIT before discontinued operations”), Adjusted EBITDA and Comparable Income (loss) from continuing operations (total and per share) are measures commonly used by financial analysts in evaluating the performance of companies. EBIT before discontinued operations is calculated from net income by adding interest expense and income tax expense, and adding the loss or subtracting the income from discontinued operations, net of income taxes. Adjusted EBITDA is calculated from EBIT before discontinued operations by: (1) adding depreciation and amortization from continuing operations; (2) adding the net unrealized loss or subtracting the net unrealized gain on foreign currency and bunker fuel hedges and the cross currency swap which do not have a more than insignificant financing element present at contract inception; (3) adding the net loss or subtracting the net gain on the long-term Japanese yen hedges; (4) adding the foreign currency loss or subtracting the foreign currency gain on the vessel obligations; (5) adding the net unrealized loss or subtracting the net unrealized gain on foreign denominated instruments; (6) adding share-based compensation expense; (7) adding charges for restructuring and long-term receivables; (8) adding loss on early retirement of debt; and (9) subtracting the gain on asset sales. Due to the fact that the long-term Japanese yen hedges had more than an insignificant financing element at inception, the liability is treated similar to a debt instrument and the associated cash flows are classified as a financing activity. As a result, both the realized and unrealized gains and losses related to these hedges are subtracted from or added back to EBIT before discontinued operations when calculating Adjusted EBITDA. Comparable Income (loss) from continuing operations is calculated from income (loss) from continuing operations by adding charges for restructuring, net of income taxes, adding the net unrealized loss or subtracting the net unrealized gain on foreign currency and bunker fuel hedges and the cross currency swap, net of income taxes, adding the net loss or subtracting the net gain on the long-term Japanese yen hedges, net of income taxes, adding the foreign currency loss or subtracting the foreign currency gain on the vessel obligations, net of income taxes, adding the net unrealized loss or subtracting the net unrealized gain on foreign denominated instruments, net of income taxes, adding share-based compensation expense, net of income taxes, adding loss on early retirement of notes, net of income taxes , and subtracting the gain on asset sales, net of income taxes. These items have been adjusted because management excludes these amounts when evaluating the performance of Dole. Net debt is calculated as total debt less cash.

EBIT before discontinued operations, Adjusted EBITDA and Comparable Income (loss) from continuing operations (total and per share) are not calculated or presented in accordance with U.S. GAAP and are not a substitute for net income attributable to Dole Food Company, Inc., net income, income from continuing operations, cash flows from operating activities or any other measure prescribed by U.S. GAAP. Further, EBIT before discontinued operations, Adjusted EBITDA and Comparable Income (loss) from continuing operations (total and per share) as used herein are not necessarily comparable to similarly titled measures of other companies. However, Dole has included these three measures herein because management believes that they are useful performance measures for Dole and for securities analysts, investors and others in the evaluation of Dole.

Reconciliation of Net Income to EBIT before

Discontinued Operations and Adjusted EBITDA

($ millions)

Quarter Ended Year-to-Date

June 16, June 18, June 16, June 18,

2012 2011 2012 2011

Net income $ 65.5 $ 83.1 $ 82.7 $ 85.1

Discontinued operations, net—(0.4)—(0.6)

Income from continuing operations 65.5 82.7 82.7 84.5

Interest expense 30.8 34.8 61.6 70.3

Income taxes 3.9 13.5 7.8 18.7

EBIT before discontinued operations 100.2 131.0 152.1 173.5

Depreciation and amortization 24.9 24.1 48.5 47.4

Foreign currency (gain) loss—vessel obligations (0.9) 0.1 0.5 2.5

Net unrealized loss—derivatives 2.6 2.3 0.8 5.9

Net (gain) loss on L/T Japanese yen hedges 1.0 (5.0) 0.9 22.4

Net unrealized (gain) loss—foreign instruments 1.0 0.6 (2.9) 7.5

Share-based compensation 2.9 2.1 5.7 4.0

Charges for restructuring and L/T receivables 2.0 5.9 3.3 8.7

Loss on early retirement of debt 0.4—0.4 -

Gain on asset sales (1.9)—(6.1) -

Adjusted EBITDA $ 132.2 $ 161.1 $ 203.2 $ 271.9

Q2 Adjusted EBITDA by Segment

($ millions)

Quarter Ended June 16, 2012	Fresh Fruit	Fresh Vegetables	Packaged Foods	Corporate	Total
EBIT before disc. ops.	$ 88.9	$ 10.3	$ 17.5	$ (16.5)	$ 100.2
Foreign currency gain - vessel obligations	(0.9)	-	-	-	(0.9)
Net unrealized (gain) loss - derivatives	2.9	-	(0.3)	-	2.6
Net (gain) loss on long-term Japanese yen hedges	(0.6)	-	-	1.6	1.0
Net unrealized loss - foreign instruments	0.4	-	0.1	0.5	1.0
Share-based compensation	0.6	0.3	0.3	1.7	2.9
Charges for restructuring and long-term receivables	2.0	-	-	-	2.0
Loss on early retirement of notes	-	-	-	0.4	0.4
Gain on asset sales	(1.9)	-	-	-	(1.9)
Sub total	91.4	10.6	17.6	(12.3)	107.3
Depreciation and amortization	12.5	6.1	5.9	0.4	24.9
Adjusted EBITDA	$ 103.9	$ 16.7	$ 23.5	$ (11.9)	$ 132.2

Quarter Ended June 18, 2011	Fresh Fruit	Fresh Vegetables	Packaged Foods	Corporate	Total
EBIT before disc. ops.	$ 107.7	$ 5.6	$ 25.8	$ (8.1)	$ 131.0
Foreign currency loss - vessel obligations	0.1	-	-	-	0.1
Net unrealized loss - derivatives	1.8	-	0.5	-	2.3
Net gain on long-term Japanese yen hedges	(0.2)	-	-	(4.8)	(5.0)
Net unrealized loss - foreign instruments	0.2	-	(0.1)	0.5	0.6
Share-based compensation	0.4	0.2	0.2	1.3	2.1
Charges for restructuring and long-term receivables	5.9	-	-	-	5.9
Gain on asset sales	-	-	-	-	-
Sub total	115.9	5.8	26.4	(11.1)	137.0
Depreciation and amortization	13.9	4.6	5.1	0.5	24.1
Adjusted EBITDA	$ 129.8	$ 10.4	$ 31.5	$ (10.6)	$ 161.1

23

Q2 YTD Adjusted EBITDA by Segment

($ millions)

Half Year Ended June 16, 2012	Fresh Fruit	Fresh Vegetables	Packaged Foods	Corporate	Total
EBIT before disc. ops.	$ 126.4	$ 17.3	$ 33.8	$ (25.4)	$ 152.1
Foreign currency loss - vessel obligations	0.5	-	-	-	0.5
Net unrealized (gain) loss - derivatives	1.5	-	(0.7)	-	0.8
Net loss on long-term Japanese yen hedges	0.3	-	-	0.6	0.9
Net unrealized (gain) loss - foreign instruments	0.2	-	-	(3.1)	(2.9)
Share-based compensation	1.3	0.5	0.5	3.4	5.7
Charges for restructuring and long-term receivables	3.3	-	-	-	3.3
Loss on early retirement of notes	-	-	-	0.4	0.4
Gain on asset sales	(6.1)	-	-	-	(6.1)
Sub total	127.4	17.8	33.6	(24.1)	154.7
Depreciation and amortization	24.4	12.3	11.0	0.8	48.5
Adjusted EBITDA	$ 151.8	$ 30.1	$ 44.6	$ (23.3)	$ 203.2

Half Year Ended June 18, 2011	Fresh Fruit	Fresh Vegetables	Packaged Foods	Corporate	Total
EBIT before disc. ops.	$ 173.5	$ 17.9	$ 38.0	$ (55.9)	$ 173.5
Foreign currency loss - vessel obligations	2.5	-	-	-	2.5
Net unrealized loss - derivatives	0.6	-	1.5	3.8	5.9
Net (gain) loss on long-term Japanese yen hedges	(0.2)	-	-	22.6	22.4
Net unrealized loss - foreign instruments	0.1	-	1.0	6.4	7.5
Share-based compensation	0.8	0.3	0.3	2.6	4.0
Charges for restructuring and long-term receivables	8.7	-	-	-	8.7
Gain on asset sales	-	-	-	-	-
Sub total	186.0	18.2	40.8	(20.5)	224.5
Depreciation and amortization	27.4	9.2	9.9	0.9	47.4
Adjusted EBITDA	$ 213.4	$ 27.4	$ 50.7	$ (19.6)	$ 271.9

24